MONARCH FUNDS

                                             STATEMENT OF ADDITIONAL INFORMATION


                                             JANUARY 1, 2000
                                             As Amended May 31, 2000











FUND INFORMATION:                            TREASURY CASH FUND

                                             GOVERNMENT CASH FUND

Monarch Funds                                CASH FUND
Two Portland Square
Portland, Maine 04101

(800) 754-8757


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8757










This Statement of Additional Information or "SAI" supplements the Prospectuses dated January 1, 2000, as may be amended from time to time, offering Universal Shares, Institutional Shares and Investor Shares of Treasury Cash Fund, Government Cash Fund and Cash Fund. This SAI is not a prospectus and should only be read in conjunction with a prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Certain information for the Funds included in the prospectuses and the Annual Report to shareholders, is incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

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TABLE OF CONTENTS
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Glossary.......................................................................2

Core and Gateway(R)Structure...................................................3

Investment Policies and Risks..................................................3

Investment Limitations.........................................................8

Investments by Financial Institutions..........................................9

Performance Data and Advertising..............................................11

Management....................................................................13

Portfolio Transactions........................................................20

Purchase and Redemption Information...........................................21

Taxation......................................................................23

Other Matters.................................................................25

Appendix A - Description of Certain Securities Ratings.......................A-1

Appendix B - Performance Data................................................B-1

Appendix C - Miscellaneous Tables............................................C-1

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GLOSSARY
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"Adviser" means Forum Investment Advisors, LLC.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Core Trust" means Core Trust (Delaware).

"Core Trust Board" means the Board of Trustees of Core Trust.

"Custodian" means the custodian of each Fund's assets.


"FAcS" means Forum Accounting Services, LLC, fund accountant of each Fund.


"FAdS" means Forum Administrative Services, LLC, administrator of each Fund.

"FFS" means Forum Fund Services, LLC, distributor of each Fund's shares.


"FSS" means Forum Shareholder Services, LLC, the transfer agent and distribution disbursing agent of each Fund.

 "Fund" means each of Treasury Cash Fund, Government Cash Fund and Cash Fund.


"Fitch" means Fitch IBCA, Inc.

"Government Securities" means securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (See prospectus).

"Moody's" means Moody's Investors Service.

"NAV" means net asset value per share (See prospectus).

"NRSRO" means a nationally recognized statistical rating organization.

"Portfolio" means each of Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio, series of Core Trust.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

"Treasury Securities" means securities issued or guaranteed by the U.S. Treasury (See prospectus).

"Trust" means Monarch Funds.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

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CORE AND GATEWAY(R) STRUCTURE
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Each Fund is a "gateway" fund in a Core and Gateway(R) structure. Under this structure each Fund invests substantially all of its assets in separate Portfolios of Core Trust, another open-end, management investment company with identical investment objectives and substantially similar investment policies as the investing Fund, as follows:


                   Treasury Cash Fund      Treasury Cash Portfolio
                   Government Cash Fund    Government Cash Portfolio
                   Cash Fund               Cash Portfolio

                   CONSIDERATIONS OF INVESTING IN A PORTFOLIO

A Fund's investment in a Portfolio may be affected by the actions of other investors in the Portfolio. A Fund may withdraw its entire investment from a Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund, resulting in increased risk, and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur transaction costs. If a Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

                             ADDITIONAL INFORMATION

Each class of a Fund (and any other investment company that invests in a Portfolio) may have a different expense ratio and different sales charges, including distribution fees, and each class' (and investment company's) performance will be affected by its expenses and sales charges. For more information concerning any other investment companies that invest in a Portfolio, investors may contact FFS at 800-754-8757.

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INVESTMENT POLICIES AND RISKS
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The following discussion supplements the disclosure in the prospectuses about each Fund's investment objectives, principal investment strategies and principal risks. Unless otherwise indicated below, the discussion of the investment policies of a Fund also refers to the investment policies of the Portfolio in which the Fund invests.

                                  SEC RULE 2A-7

Under Rule 2a-7, each Portfolio normally must invest at least 95% of its total assets in securities that are rated in the highest short-term rating category (by NRSROs such as S&P) for debt obligations, or are unrated and determined to be of comparable quality.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize a Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from a Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a Repurchase Agreement having a duration of greater than 397 days, will limit portfolio investments, including Repurchase Agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has also established procedures to ensure that portfolio securities meet a Fund's high quality criteria.

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                          SECURITY RATINGS INFORMATION


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Portfolios may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


Unrated securities may not be as actively traded as rated securities. A Portfolio may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Portfolio. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

                                  GENERAL RISKS

INTEREST RATE RISK

Changes in interest rates affects the market value of the interest-bearing fixed income securities held by a Portfolio. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK

A Portfolio's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that each Portfolio holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, each Portfolio only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

ASSET BACKED SECURITIES

The value of asset backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize asset backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset backed securities by borrowers or foreclosures on the borrowers affect the average life of asset backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Portfolio may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Portfolio's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset backed security will influence the yield of that security and a Portfolio's yield. To the extent that a Portfolio purchases asset backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

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                             FIXED INCOME SECURITIES

VARIABLE AND FLOATING RATE SECURITIES

Each Portfolio may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that a Portfolio invests in long-term variable or floating rate securities, the Adviser believes that the Portfolio may be able to take advantage of the higher yield that is usually paid on long-term securities.

Each Portfolio will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, a Portfolio may only purchase securities with maturities of greater than 397 days if they have demand features that meet certain requirements or they are certain Government Securities.

Cash Portfolio may purchase variable and floating rate corporate master notes and similar securities. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. You may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET BACKED SECURITIES


Each Portfolio may purchase adjustable rate mortgage or other asset backed securities (such as Small Business Association securities) that are Government Securities. Treasury Cash Portfolio may only purchase mortgage or asset backed securities that are Treasury Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of asset backed securities.


ADJUSTABLE RATE MORTGAGE BACKED SECURITIES


Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Portfolio could suffer principal loss if the Portfolio sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.


COLLATERALIZED MORTGAGE OBLIGATIONS

Each Portfolio may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next

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most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.


SMALL BUSINESS ADMINISTRATION SECURITIES

Small Business Administration securities ("SBA") are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. No Portfolio may purchase an SBA security if, immediately after the purchase, (1) the Portfolio would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total unaccreted discount) on SBA securities would exceed 0.25% of the Portfolio's net assets.


FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES


Each Portfolio currently may not purchase any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.


                              REPURCHASE AGREEMENTS

GENERAL


Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Portfolio's custodian, subcustodian or other third party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Portfolio to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.


RISKS


Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Portfolio may have difficulties in exercising its rights to the underlying securities. A Portfolio may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Portfolio may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Portfolio, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. A Portfolio will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.


                                    BORROWING

GENERAL


Each Portfolio may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of a Portfolio's total assets. Each Portfolio may borrow money for other purposes so long as such borrowings do not exceed 5% of a Portfolio's total assets. The purchase of securities is prohibited if a Portfolio's borrowing exceeds 5% or more of a Portfolio's total assets.


RISKS


Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a

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time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.


                             WHEN-ISSUED SECURITIES

GENERAL


Each Portfolio may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.


RISKS

At the time a Portfolio makes a commitment to purchase securities in this manner, the Portfolio immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables a Portfolio to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Portfolio's asset value per unit. Failure by a counterparty to deliver a security purchased by a Portfolio on a when-issued or delayed delivery basis may result in a loss to the Portfolio or a missed opportunity to make an alternative investment.

                               ILLIQUID SECURITIES

GENERAL


Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.


RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Portfolio might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY

The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

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                                    YEAR 2000

The date change transition to the Year 2000 prompted concern that certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser and the Fund's administrator have addressed and continue to monitor this Year 2000 issue and its possible impact on their systems. The Fund's other service providers have informed the Fund that they are taking similar measures. Services provided to the Fund or any companies in which it invests could still be adversely affected by a computer's failure to accurately process date related information and, therefore, may lower the value of your shares. While no adverse consequences have yet arisen, or have been reported to the Adviser or the Fund's administrator, there is still the possibility that certain computer systems may not be able to process date-related information at some point during the year.

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INVESTMENT LIMITATIONS
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Each Fund has adopted the same investment limitations as the Portfolio in which it invests. The investment objective of a Portfolio and Fund is fundamental. Each Portfolio and Fund have also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Portfolio or Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

A fundamental policy of a Portfolio or Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund (or interests in case of a Portfolio); or (2)67 % of the shares of the Fund (or interests of a Portfolio) present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund (or interests of a Portfolio) are present or represented. The Board may change a nonfundamental policy of a Fund without shareholder approval and the Core Trust Board may change a nonfundamental policy of a Portfolio without interestholder consent.

For purposes of all investment policies of a Portfolio or Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Portfolio or Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Portfolio or Fund may rely.


Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

                             FUNDAMENTAL LIMITATIONS

Each Portfolio may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

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REAL ESTATE Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.


SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional classes that the Core Trust Board may establish.


LENDING Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

THRIFT INVESTOR LIMITATIONS With respect to Government Cash Portfolio, purchase or hold any security that: (1) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets; and (2) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

                           NONFUNDAMENTAL LIMITATIONS

Each Portfolio may not:

DIVERSIFICATION With respect to 100% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is otherwise permitted under the 1940 Act.

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

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INVESTMENTS BY FINANCIAL INSTITUTIONS
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     INVESTMENTS BY SHAREHOLDERS THAT ARE BANKS - GOVERNMENT CASH PORTFOLIO

Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's investment portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's investment portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

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The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio interests should qualify for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the Portfolio engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Portfolio. There are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.

Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.


Portfolio shares held by national banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Portfolio shares, and thereafter may be required to review its investment in a Portfolio for the purpose of verifying compliance with applicable federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Portfolio at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds' investors' information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

              INVESTMENTS BY SHAREHOLDERS THAT ARE CREDIT UNIONS -


              GOVERNMENT CASH PORTFOLIO AND TREASURY CASH PORTFOLIO

Government Cash Portfolio and Treasury Cash Portfolio limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C.
Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolios limit their investments to Government Securities (including Treasury STRIPS) and Repurchase Agreements fully collateralized by Government Securities. Certain Government Securities owned by a Portfolio may be mortgage or asset backed, but, no such security will be: (1) a stripped mortgage backed security ("SMBS"); (2) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that does not meet all of the tests outlined in 12 C.F.R. Section 703.100(e); or (3) a residual interest in a CMO or REMIC. Each Portfolio may also invest in reverse Repurchase Agreements in accordance with 12 C.F.R. 703.100(j) to the extent otherwise permitted herein and in the Prospectuses.

  INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - GOVERNMENT CASH
                                   PORTFOLIO


Government Cash Portfolio limits its investments to those legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C.
Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolio limits its investments to those that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R. Section 566.1(g) and as short-term liquid assets under 12 C.F.R. Section 566.1(h).

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PERFORMANCE DATA AND ADVERTISING
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                                PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Funds' performance will fluctuate in response to market conditions and other factors.

                            PERFORMANCE CALCULATIONS

A Fund's performance may be quoted in terms of yield or total return. Appendix B includes certain performance information for each Fund.

SEC YIELD

Yield quotations for a Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN CALCULATIONS

A Fund's total return shows its overall change in value, assuming that all of the Fund's distributions are reinvested.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For

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example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P  = a hypothetical initial payment of $1,000
                  T  = average annual total return
                  N  = number of years
                ERV  = ending redeemable  value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-to-year results.

OTHER MEASURES OF TOTAL RETURN Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

A Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time.

Total returns may be stated in their components of income and capital (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

                                  OTHER MATTERS

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) biographical descriptions of a Portfolio's portfolio manager and the portfolio management staff of a Portfolio's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (6) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (7) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (8) the net asset value, net assets or number of shareholders of a Fund as of one or more dates;

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and (9) a comparison of a Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

In connection with its advertisements, a Fund may provide "shareholder letters" that provide shareholders or investors with an introduction to the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

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MANAGEMENT
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TRUSTEES AND OFFICERS OF THE TRUST

The names of the Trustees and officers of the Trust, their position with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund.


NAME, DATE OF                        POSITION          PRINCIPAL OCCUPATION(S) DURING
BIRTH AND ADDRESS                    WITH THE TRUST    PAST 5 YEARS
 .................................... ................. .....................................................................
 .................................... ................. .....................................................................
John Y. Keffer*                      Chairman and      Member and Director, Forum Financial Group, LLC (a mutual fund
  Born:  July 15, 1942               President         services holding company)
  Two Portland Square                                  Director, Forum Fund Services, LLC (Trust's underwriter)
  Portland, Maine 04101                                Officer of six other investment companies for which Forum Financial
                                                       Group, LLC provides services

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................
Maurice J. DeWald                    Trustee           Chairman and CEO, Verity Financial Group (financial advisory firm)

  Born:  March 20, 1940                                Director, Tenet Healthcare Corporation
  19200 Von Karman Avenue                              Director, Dai-Ichi Kangyo Bank
  Suite 400                                            Director, ARV Assisted Living, Inc., since November 1995
  Irvine, California 92612                             Director, Advanced Materials Group, Inc. since January 1998

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Rulolph I. Estrada                   Trustee           President and Chief Executive Officer of Summit Group (banking and
  Born:  February 28, 1948                             business consulting company)
  625 Fair Oaks Ave., Suite 101                        Professor (Adjunct), Finance and Management, California State
  South Pasadena, CA 91030                             University
                                                       Director, Pacific Crest Bank
                                                       Director, Tel Star Communication Systems since June 1998
                                                       Director, Univoz since March 2000 (telecommunications company)
                                                       Director, e-Viva.com since March 2000 (technology company)

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Robert M. Franko                     Trustee           President, Generations Trust Bank, N.A. since October 1998
  Born: 1947                                           President, Imperial Financial Group, Inc. - February 1997 - October
  111 West Ocean Boulevard                             1998
  23rd Floor                                           Chairman, Imperial Trust Company - March 1995 - October 1998
  P.O. Box 1070                                        President, Imperial Trust Company - February 1997 - October 1998
  Long Beach, CA 90802                                 Executive Vice President and CEO of Imperial Bank/Imperial Bancorp -
                                                       February 1995 - April 1997
 .................................... .................. ....................................................................
 .................................... .................. ....................................................................


Christine M. McCarthy                Trustee           Senior Vice President and Treasurer, The Walt Disney Company since
  Born:  June 24, 1955                                 January 2000
  500 S. Buena Vista Street                            Executive Vice President and CFO, Imperial Bank/Imperial Bancorp
  Burbank, California 91521-0964                       April 1997 to January 2000
                                                       Executive Vice President, First Interstate Bancorp prior to April
                                                       1997
 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Jack J. Singer                       Trustee           Senior Vice President and Treasurer, Imperial Bank
  Born:  May 24, 1944                                  President, Imperial Securities Corp.
  9920 S. LaCienega Boulevard                          Chairman and President, Imperial Asset Management since November
  Inglewood, California 90301                          1997

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

David I. Goldstein                   Vice President    General Counsel, Forum Financial Group, LLC
  Born:  August 3, 1961                                Officer of five other investment companies for which Forum
  Two Portland Square                                  Financial Group, LLC provides services

  Portland, Maine 04101
 .................................... ................. .....................................................................
 .................................... ................. .....................................................................
Anthony R. Fischer, Jr.              Vice President    Portfolio Manager, Forum Investment Advisors, LLC since 1998
  Born:  April 15, 1948                                President, Linden Asset Management, Inc. prior to 1998
  Two Portland Square
  Portland, Maine 04101
 .................................... ................. .....................................................................

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NAME, DATE OF                        POSITION          PRINCIPAL OCCUPATION(S) DURING
BIRTH AND ADDRESS                    WITH THE TRUST    PAST 5 YEARS

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Ronald H. Hirsch                     Treasurer         Managing Director, Forum Financial Group, LLC since 1999
  Born:  October 14, 1943                              Member of the Board, Citibank Germany 1991-1998
  Two Portland Square                                  Officer of six other investment companies for which Forum Financial
  Portland, Maine 04101                                Group, LLC provides services

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................
Beth P. Hanson                       Vice President    Senior Manager of Fund
  Born:  July 15, 1966               and Assistant     Administration , Forum Financial Group, LLC since 1995
  Two Portland Square                Secretary         English Language Instructor, Overseas Training Center, Inc. (Osaka,
  Portland, Maine 04101                                Japan) prior thereto
 .................................... ................. .....................................................................

Don L. Evans                         Secretary         Counsel, Forum Financial Group, LLC since 1995
  Born:  August 12, 1948                               Associate, Weiner & Strother (law firm), 1994 - 1995
  Two Portland Square                                  Officer of two other investment companies for which Forum Financial
  Portland, Maine 04101                                Group,  LLC provides services.

 .................................... ................. .....................................................................

COMPENSATION OF TRUSTEES AND OFFICERS


Effective April 12, 2000, each independent Trustee of the Trust is paid a quarterly retainer of $1,500 and $1,500 for each Board meeting attended (whether in person or by telephone). In addition, each independent Trustee is paid $500 for each Nominating or Audit Committee meeting attended (whether in person or by telephone). All Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending meetings of the Board. Messrs. Keffer and Singer and Ms. McCarthy (prior to April 12, 2000) have not in the past accepted any fees (other than reimbursement for travel and related expenses) for their services as Trustees.


The following table sets forth the fees paid by the Trust and the Fund Complex for the fiscal year ended August 31, 1999.

TRUSTEE                                         COMPENSATION FROM TRUST                 TOTAL COMPENSATION FROM
                                                                                         TRUST AND FUND COMPLEX
 ............................................................................................................................
 .......................................... ........................................ ........................................
Maurice J. DeWald                                          $12,000                                  $12,000
 .......................................... ........................................ ........................................
 .......................................... ........................................ ........................................
Rudolph I. Estrada                                         $12,000                                  $12,000
 .......................................... ........................................ ........................................
 .......................................... ........................................ ........................................
Robert M. Franko                                           $12,000                                  $12,000

TRUSTEES AND OFFICERS OF CORE TRUST

The names of the Trustees and officers of Core Trust, their position with Core Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk (*). The Core Trust Board formulates the general policies of each Portfolio and meets periodically to review each Portfolio's performance, monitor investment activities and practices and discuss other matters affecting each Portfolio .

NAME, DATE OF                        POSITION             PRINCIPAL OCCUPATION(S) DURING
BIRTH AND ADDRESS                    WITH THE TRUST       PAST 5 YEARS
 .................................... .................... .................................................................
 .................................... .................... .................................................................
John Y. Keffer*                      Chairman and
                                     President
 .................................... .................... .................................................................
 .................................... .................... .................................................................

Costas Azariadis                     Trustee              Professor of Economics, University of California - Los Angeles
  Born:  February 15, 1943                                Visiting Professor of Economics, Athens University of Economics
  Department of Economics                                 and Business 1998 - 1999
  University of California                                Trustee of one other investment company for which Forum
  Los Angeles, CA 90024                                   Financial Group, LLC provides services

 .................................... .................... .................................................................
 .................................... .................... .................................................................
James C. Cheng                       Trustee              President, Technology Marketing Associates
  Born:  July 26, 1942                                    (marketing company for small and medium size businesses in New
  27 Temple Street                                        England)

  Belmont, MA 02718                                       Trustee of one other investment company for which Forum
                                                          Financial Group, LLC provides services


14

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 .................................... .................... .................................................................

NAME, DATE OF                        POSITION          PRINCIPAL OCCUPATION(S) DURING
BIRTH AND ADDRESS                    WITH THE TRUST    PAST 5 YEARS

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

J. Michael Parish                    Trustee           Partner, Thelen Reid & Priest LLP (law firm) since 1995
  Born:  November 9, 1943                              Partner, Winthrop Stimson Putnam & Roberts (law firm) 1989 - 1995
  40 West 57th Street                                  Trustee of one other investment company for which Forum Financial
  New York, NY 10019                                   Group, LLC provides services

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

David I. Goldstein                   Vice President

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Ronald H. Hirsch                     Treasurer

 .................................... ................. .....................................................................
 .................................... ................. .....................................................................

Don L. Evans                         Secretary

 .................................... ................. .....................................................................

                               INVESTMENT ADVISER

SERVICES

Forum Investment Advisors, LLC serves as the investment adviser to each Portfolio pursuant to an investment advisory agreement with Core Trust. Under its agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Portfolio's investments and effecting portfolio transactions for the Portfolio. Since inception of each Portfolio, Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day to day management of the Portfolios. Mr. Fischer has over 25 years of experience in the money market industry.

FEES

The Adviser's fees are calculated as a percentage of the Portfolio's average net assets.

Table 1 in Appendix C shows the dollar amount payable by each Portfolio to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by each Portfolio. This information is for the past three fiscal years.

OTHER

The Advisers' agreement with respect to a Portfolio must be approved at least annually by the Core Trust Board or by majority vote of the interestholders of a Portfolio, and in either case by a majority of the Core Trust Trustees who are not parties to the agreement or interested persons of any such party ("Disinterested Trustees").

The agreement is terminable without penalty by the Core Trust Board with respect to a Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's interestholders or by a majority vote of the Core Trust Board, or by the Adviser on 90 days' written notice to Core Trust. The agreement terminates immediately upon assignment.

Under the agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

                                   DISTRIBUTOR

SERVICES

Forum Fund Services, LLC serves as the distributor (also known as principal underwriter) of the shares of each Fund pursuant to a distribution agreement with the Trust. FFS is located at Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under its agreement, FFS acts as the representative of the Trust in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholders

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service fees even though shares of the Funds are sold with sales charges or distribution fees. These financial institutions may otherwise act as FFS's agent, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

FEES


FFS does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a Plan is effective.

OTHER


FFS's agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Disinterested Trustees.

FFS's agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the agreement, FFS is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

Under the agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.


DISTRIBUTION PLAN - INVESTOR SHARE CLASS

In accordance with Rule 12b-1 under the 1940 Act, with respect to the Investor Class of each Fund, the Trust has adopted a distribution plan (the "Plan") which provides for the payment to FFS of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Investor Class of each Fund.


The Plan provides that FFS may incur expenses for such activities including: (1) any sales, marketing and other activities primarily intended to result in the sale of Investor Class shares; and (2) responding to Investor Class shareholder inquiries regarding the Funds' investment objectives, policies and other operational features. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of FFS and various financial institutions or other persons who engage in or support the distribution of Investor Class shares, or who respond to Investor Class shareholder inquiries regarding the Funds' operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Investor Class shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of Investor Class shares for sale to the public.

The Plan provides that all written agreements relating to the plan must be approved by the Board, including a majority of the Disinterested Trustees. In addition, the Plan requires the Trust and FFS to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Disinterested Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Disinterested Trustees. The Board may terminate the Plan at any time, by a majority of the Disinterested Trustees, or by a Fund's Investor Class shareholders.

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Table 2 in Appendix C shows the dollar amount of fees payable under the Plan with respect to each Fund. This information is for the past three fiscal years.


                          OTHER FUND SERVICE PROVIDERS


ADMINISTRATOR - THE TRUST

Forum Administrative Services, LLC serves as administrator pursuant to an administration agreement with the Trust. Under its agreement FAdS is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.


For its services, FAdS receives a fee from each Fund at an annual rate of 0.05% of the average daily net assets of each Fund.


Table 3 in Appendix C shows the dollar amount payable by each Fund to FAdS, the amount of fees waived by FAdS, and the actual fee paid by each Fund. This information is for the past three fiscal years.


The agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.


Under the Administration Agreement, FAdS is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. Under the agreement, FAdS and certain related parties (such as FAdS' officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS' actions or omissions that are consistent with FAdS's contractual standard of care.

ADMINISTRATOR - CORE TRUST


FAdS also manages all aspects of Core Trust's operations with respect to the Portfolios. With respect to each Portfolio, FAdS has entered into an administration agreement ("Core Administration Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by a majority vote of the outstanding voting securities of the Portfolio and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Administration Agreement. Under the Core Administration Agreement, FAdS performs similar services to those provided to each Fund.


The Core Administration Agreement provides that FAdS shall not be liable for any action or inaction in the administration of Core Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of FAdS' duties or by reason of reckless disregard of FAdS' and obligations under this agreement. The Core Administration Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty: (1) by the Core Trust Board on 60 days' written notice to FAdS; or (2) by FAdS on 60 days' written notice to Core Trust.

Table 3 in Appendix C shows the dollar amount payable by each Portfolio to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS.. The information is for the past three fiscal years.

FUND ACCOUNTANT - THE TRUST

Forum Accounting Services, LLC serves as fund accountant, pursuant to an accounting agreement with the Trust. Under its agreement, FAcS provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.


FAcS is currently not paid a fee for services provided to the Funds. A fee may be charged in the future, subject to Board approval.

The agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

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Under the agreement, FAcS is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties. Under the agreement, FAcS and certain related parties (such as FAcS' officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS' actions or omissions that are consistent with FAcS' contractual standard of care.


Under the agreement, in calculating a Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.


FUND ACCOUNTANT - CORE TRUST

FAcS performs similar services for the Portfolios pursuant to a Portfolio and Unitholder Accounting Agreement ("Core Accounting Agreement"). The Core Accounting Agreement shall continue in effect with respect to a Portfolio until terminated; provided, that the Board specifically approves continuance at least annually. The Core Accounting Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty: (1) by the Board on 60 days' written notice to FAcS or (2) by FAcS on 60 days' written notice to the Trust. FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not liable to Core Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence.

Table 4 in Appendix C shows the dollar amount payable by the Portfolios to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The information is for the past three fiscal years.


TRANSFER AGENT


Forum Shareholder Services, LLC serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust. Under its agreement, FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives with respect to each Fund an annual fee of $12,000 plus $6,000 for each class above one. FSS also receives a fee based on the average daily net assets of each class as follows: Universal Shares - 0.05%, Institutional Shares - 0.20% and Investor Shares - 0.20%. Certain shareholder account fees are also charged. The fee is accrued daily by each Fund and is paid monthly based on the average net assets for the previous month.

The agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The agreement is terminable without penalty by the Trust or by FSS with respect to the Fund on 60 days' written notice.

Under the agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 5 in Appendix C shows the dollar amount of the fees payable by the Funds to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The information is for the past three fiscal years.


SHAREHOLDER SERVICE AGREEMENT

The Trust has adopted a shareholder service agreement ("Shareholder Service Agreement") with respect to Institutional Shares and Investor Shares of each Fund under which the Trust may pay FAdS a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of each of the Institutional Shares and the Investor Shares. FAdS may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding Institutional Services shares or Investor shares.

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The Shareholder Service Agreement shall remain in effect for a period of one year from the date of its effectiveness and thereafter shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Disinterested Trustees. Any material amendment to the Shareholder Service Plan must be approved by a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time by a vote of a majority of the Disinterested Trustees or FAdS.

FAdS may enter into shareholder servicing agreements with various Shareholder Servicing Agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Trust's Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some Shareholder Servicing Agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These Shareholder Servicing Agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.


Table 6 in Appendix C shows the dollar amount of fees paid under the Shareholder Service Agreement with respect to Institutional Shares and Investor Shares of each Fund. This information is for the past three fiscal years.


CUSTODIAN


As custodian, pursuant to an agreement with Core Trust, Union Bank of California, N.A. safeguards and controls the Portfolios' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at 445 South Figueroa Street, 5th Floor, Los Angeles, California 90071.


For its services, the Custodian receives an annualized percentage of the average daily net assets of the Portfolios in which the Funds invest. Each Portfolio also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Portfolios and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS


KPMG LLP, 99 High Street, Boston, MA 02110, is the independent auditor of the Funds and the Portfolios. The auditor audits the annual financial statements of the Funds and Portfolios. The auditor also reviews the tax returns and certain regulatory filings of the Funds and Portfolios.

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PORTFOLIO TRANSACTIONS
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Each Fund invests substantially all of its assets in a corresponding Portfolio and not directly in portfolio securities. Therefore, the Funds do not engage in portfolio transactions.

Purchases and sales of portfolio securities for each Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There usually are no brokerage commissions paid for any purchases. While the Trust does not anticipate that the Portfolios will pay any amounts of brokerage commissions, in the event a Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that the Portfolio would otherwise be obligated to pay itself. The broker-dealer effecting the transaction effects all transactions for which a Portfolio pays transaction-related compensation at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio.

Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by the Adviser in its best judgment and in a manner deemed to be in the best interest of interest holders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio. The Adviser monitors the creditworthiness of counterparties to the Portfolios transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with FIA or any of its affiliates.


For the Portfolios' fiscal years ended August 31, 1997, 1998 and 1999, no Portfolio paid any brokerage commissions.

OTHER ACCOUNTS OF THE ADVISER


Investment decisions for a Portfolio are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Portfolio and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


SECURITIES OF REGULAR BROKER-DEALERS

As of August 31, 1999, several Portfolios maintained investments in dealers (or their parent companies) with whom they conduct portfolio transactions. Table 7 of Appendix C provides details of these investments.

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PURCHASE AND REDEMPTION INFORMATION
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                               GENERAL INFORMATION


Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the FSS located at Two Portland Square, Portland, Maine 04101.


The Funds accept orders for the purchase or redemption of shares on each weekday except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.


                         ADDITIONAL PURCHASE INFORMATION


The distributor sells shares of each Fund on a continuous basis.


Each Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

UGMAs/UTMAs


These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must sign instructions in a manner indicating custodial capacity.


PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

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SIGNATURE GUARANTEES

For requests made in writing, a signature guarantee is required for any of the following:

     o    Sales of over $50,000 worth of shares
     o    Changes to a shareholder's record name

     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
     o Sending redemption proceeds to an account with a different registration (name or ownership) from yours
     o Changes to systematic investment or withdrawal, distribution, telephone redemptions or exchange option or any other election in connection with your account



LOST ACCOUNTS


FSS will consider your account lost if correspondence to your address of record is returned as undeliverable, unless FSS determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to FSS will be reinvested and the checks will be cancelled.


                        ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus or herein.

A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Portfolio or if the amount to be redeemed is large enough to affect a Portfolio's operations. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

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                                  DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.


As described in the Prospectuses, under certain circumstances a Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund would be temporarily limited.


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TAXATION
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The tax information set forth in the prospectuses and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.


This section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

The tax year-end of each Fund is August 31 (the same as the Fund's fiscal year end).

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. All investors should consult their own tax adviser as to the federal, state, local and foreign tax provisions applicable to them.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income (that is, taxable interest and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of long-term capital gain over long-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income (that is, net investment income and capital gain net income) for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

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FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the distributions will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

                               FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each tax year.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, it will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                               FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of each Fund's income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, each Fund: reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

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                               BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct tax payer identification number; (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

                              FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, capital gain distributions from a Fund, and amounts retained by a Fund that are designated as undistributed capital gain.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

                              STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from each Fund and the applicability of state and local taxes and related matters.

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OTHER MATTERS
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                         THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the State of Delaware on July 10, 1992. No Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter relates only to a specific series or class (such as approval of an advisory agreement for a Fund or a distribution plan). From time to time, large shareholders may control a class of a Fund, a Fund or the Trust.

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The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of a Treasury Cash Fund, Government Cash Fund and Cash Fund.

The Trust offers shares of beneficial interest in an institutional, universal and investor share class of these series. Each class of a Fund may have a different expense ratio and its expenses will affect each class' performance.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


Not all classes or funds of the Trust may be available in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

The Funds are not required to maintain a code of ethics pursuant to Rule 17j-1, as amended, of the 1940 Act (the "Rule"). However, the Portfolios' investment adviser and the Funds' distributor have adopted codes of ethics under the Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios.


The Trust and each Fund will continue indefinitely until terminated.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

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                                 FUND OWNERSHIP

As of December 28, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of each Fund and Class.


Also as of that date, certain shareholders of record owned 5% or more of a Fund or Class. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a Fund are listed in Table 8 in Appendix C.


From time to time, certain shareholders may own a large percentage of the shares of a Fund or Class. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 28, 1999, the following persons beneficially or of record owned 25% or more of the shares of a Fund or Class (or of the Trust) and may be deemed to control the Fund or the Class (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION


TREASURY CASH FUND                  NAME AND ADDRESS                        SHARES              % OF CLASS        % OF FUND

Institutional Shares                Union Bank of California
                                    (recordholder)
                                    P.O. Box 85602

                                    San Diego, CA 92186-5602                 27,590,678             79.51              9.44
Investor Shares                     Imperial Bank (recordholder)
                                    9920 S La Cienega Blvd.
                                    Investment Dept - 14th Floor
                                    Inglewood, CA 90301                     243,682,296             94.55             83.33
CASH FUND

Universal Shares                    Coastcast Corporation
                                    3025 East Victoria St

                                    Rancho Dominguez, CA 90221               42,351,954             86.52              2.90
Investor Shares                     Imperial Bank (recordholder)
                                    9920 S La Cienega Blvd.
                                    Investment Dept - 14th Floor
                                    Inglewood, CA 90301                     557,656,897             99.72             38.25

              LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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                             REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

                              FINANCIAL STATEMENTS


The financial statements of the Funds and their corresponding Portfolios for the year ended August 31, 1999, which are included in the Funds' Annual Report to Shareholders, are incorporated herein by reference. These financial statements are the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

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APPENDIX A - DESCRIPTION OF CERTAIN SECURITIES RATINGS
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                                 CORPORATE BONDS

MOODY'S

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            The `r'  symbol is  attached  to the  ratings  of  instruments  with significant noncredit risks. "R" numbers highlight risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

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DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+         High credit quality.  Protection factors are strong.  Risk is modest
AA          but  may  vary  slightly  from  time  to  time  because  of economic conditions.

A+,A,       Protection  factors are average but adequate.  However, risk factors
A-          are more variable in periods of greater economic stress.

FITCH

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                              SHORT - TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                o   Leading market positions in well-established industries.
                o   High rates of return on funds employed.
                o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NOT PRIME       Issuers  rated  Not Prime do  not fall  within  any of the Prime rating categories.

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S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

MONARCH FUNDS
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--------------------------------------------------------------------------------
APPENDIX B - PERFORMANCE DATA
--------------------------------------------------------------------------------

For the seven-day period ended August 31, 1999, the annualized yields of each Class of the Funds that were then operating were as follows:


                                        7 DAY          7 DAY EFFECTIVE YIELD          30 DAY          30 DAY EFFECTIVE YIELD
                                        YIELD                                          YIELD
TREASURY CASH FUND

     Institutional Shares               4.72%                  4.83%                   4.55%                   4.65%
     Investor Shares                    4.33%                  4.43%                   4.16%                   4.24%

GOVERNMENT CASH FUND

     Universal Shares                   5.00%                  5.13%                   4.91%                   5.02%
     Institutional Shares               4.62%                  4.72%                   4.52%                   4.61%

CASH FUND

     Universal Shares                   5.14%                  5.27%                   4.99%                   5.11%
     Institutional Shares               4.75%                  4.86%                   4.60%                   4.70%
     Investor Shares                    4.49%                  4.59%                   4.34%                   4.43%


For the period ended August 31, 1999, the total return of each Class of the Funds that were then operating were as follows:

                                                 CALENDAR
                              ONE     THREE      YEAR TO         ONE      THREE          FIVE                SINCE
                             MONTH     MONTHS       DATE        YEAR        YEARS*      YEARS*             INCEPTION

                                                                                                 CUMULATIVE      ANNUALIZED

Treasury Cash Fund

     Institutional Shares     0.38%     1.16%       3.31%       4.47%        4.86%        5.02%       32.64%        4.65%
     Investor Shares          0.35%     1.06%       3.01%       4.08%        4.46%         N/A        19.00%        4.52%
Government Cash Fund

     Universal Shares         0.42%     1.25%       3.65%       4.97%        5.37%        5.50%       39.69%        4.95%
     Institutional Shares     0.39%     1.15%       3.36%       4.57%        4.95%        5.11%       36.64%        4.61%
Cash Fund

     Universal Shares         0.43%     1.27%       3.71%       5.07%        5.39%        5.50%       39.47%        4.99%
     Institutional Shares     0.40%     1.18%       3.41%       4.66%        5.00%        5.14%       36.67%        4.68%
     Investor Shares          0.38%     1.11%       3.21%       4.39%        4.73%         N/A        22.38%        4.82%

* Annualized return.


Inception dates are listed in the Funds' annual report.

                                                                   MONARCH FUNDS
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--------------------------------------------------------------------------------
APPENDIX C - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES


Prior to January 1, 1998, the Portfolios paid advisory fees to Linden Asset Management, Inc., the Portfolios' prior investment adviser. The fees payable by the Portfolios under the Investment Advisory Agreement were:

                                            TREASURY CASH          GOVERNMENT CASH PORTFOLIO               CASH
                                              PORTFOLIO                                                  PORTFOLIO

Year ended August 31, 1999                    $105,930                      $303,532                     $266,660
Year ended August 31, 1998                     $44,687                      $167,904                     $122,199
Period ended January 1, 1998                   $11,048                       $70,957                      $36,516
Year ended August 31, 1997                     $19,083                      $196,857                      $72,872

TABLE 2 - INVESTOR CLASS DISTRIBUTION FEES


The fees payable by the Funds under the Distribution Agreement were:


                                          CONTRACTUAL                         FEE                           FEE
                                              FEE                            WAIVED                        PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Fund                         $326,815                            $0                     $326,815
   Government Cash Fund                            n/a                           n/a                          n/a
   Cash Fund                                  $599,096                            $0                     $599,096
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Fund                         $114,707                          $126                     $114,581
   Government Cash Fund                            n/a                           n/a                          n/a
   Cash Fund                                  $350,059                            $0                     $350,059
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Fund                          $28,718                            $0                       28,718
   Government Cash Fund                            n/a                           n/a                          n/a
   Cash Fund                                  $142,750                            $0                     $142,750

TABLE 3 - ADMINISTRATION FEES

The fees payable by the Funds under the Administration Agreement were:

                                            CONTRACTUAL                    FEE                           FEE
                                                FEE                      WAIVED                          PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Fund                         $100,224                           $0                      $100,224
   Government Cash Fund                       $414,926                      $45,529                      $369,397
  Cash Fund                                   $349,221                      $12,269                      $336,952
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Fund                          $50,255                      $30,532                       $19,723
   Government Cash Fund                       $312,844                     $107,575                      $205,269
   Cash Fund                                  $203,477                      $25,795                      $177,682
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Fund                          $24,300                      $24,300                            $0
   Government Cash Fund                       $252,810                     $123,045                      $129,765
   Cash Fund                                   $89,942                       $2,893                       $87,049

MONARCH FUNDS
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The fees payable by the Portfolios under the Core Administrative Agreement were:

                                              CONTRACTUAL                      FEE                            FEE
                                                  FEE                        WAIVED                          PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Portfolio                    $153,011                           $0                      $153,011
   Government Cash Portfolio                  $438,060                           $0                      $438,060
   Cash Portfolio                             $385,799                           $0                      $385,799
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Portfolio                     $49,866                      $33,171                       $16,695
   Government Cash Portfolio                  $313,973                           $0                      $313,973
   Cash Portfolio                             $203,628                           $0                      $203,628
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Portfolio                     $24,287                      $14,346                        $9,941
   Government Cash Portfolio                  $252,821                           $0                      $252,821
   Cash Portfolio                              $92,652                       $7,621                       $85,031


TABLE 4 - FUND ACCOUNTING FEES

The fees payable by the Portfolios under the Accounting Agreement were:

                                               CONTRACTUAL                       FEE                          FEE
                                                   FEE                         WAIVED                         PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Portfolio                          $49,500                           $0                       $49,500
   Government Cash Portfolio                        $49,500                           $0                       $49,500
   Cash Portfolio                                   $49,500                           $0                       $49,500
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Portfolio                          $48,000                           $0                       $48,000
   Government Cash Portfolio                        $48,000                           $0                       $48,000
   Cash Portfolio                                   $48,000                           $0                       $48,000
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Portfolio                          $24,279                           $0                       $24,279
   Government Cash Portfolio                        $48,000                           $0                       $48,000
   Cash Portfolio                                   $48,000                           $0                       $48,000

TABLE 5 - TRANSFER AGENT FEES

The fees payable by the Funds under the Transfer Agency Agreement were:

                                              CONTRACTUAL                      FEE                          FEE
                                                  FEE                        WAIVED                        PAID

YEAR ENDED AUGUST 31, 1999
   TREASURY CASH FUND
       Institutional Shares                       $149,403                         $0                       $149,403
       Investor Shares                            $273,259                         $0                       $273,259
   GOVERNMENT CASH FUND
       Universal Shares                           $187,820                   $148,197                        $39,623
       Institutional Shares                     $1,084,918                         $0                     $1,084,918
   CASH FUND
       Universal Shares                            $40,499                    $12,269                        $28,230
       Institutional Shares                       $803,870                         $0                       $803,870
       Investor Shares                            $488,963                         $0                       $488,963


C-2

                                                                   MONARCH FUNDS
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YEAR ENDED AUGUST 31, 1998
   TREASURY CASH FUND
       Institutional Shares                       $119,247                    $32,971                        $86,276
       Investor Shares                            $101,975                       $101                       $101,874
   GOVERNMENT CASH FUND
       Universal Shares                           $144,599                    $61,758                        $82,841
       Institutional Shares                       $815,003                         $0                       $815,003
   CASH FUND
       Universal Shares                            $34,429                    $31,621                         $2,808
       Institutional Shares                       $441,229                         $0                       $441,229
       Investor Shares                            $289,208                         $0                       $289,208
YEAR ENDED AUGUST 31, 1997
   TREASURY CASH FUND
       Institutional Shares                        $32,593                    $22,400                        $10,193
       Investor Shares                             $84,369                         $2                        $84,367
   GOVERNMENT CASH FUND
       Universal Shares                           $145,679                    $89,267                        $56,412
       Institutional Shares                       $536,252                         $0                       $536,252
   CASH FUND
       Universal Shares                            $11,015                     $7,247                         $3,768
       Institutional Shares                       $123,240                         $7                       $123,233
       Investor Shares                            $244,861                         $0                       $244,861


TABLE 6 - SHAREHOLDER SERVICE FEES

The fees payable by the Funds under the Shareholder Services Agreement were:


INSTITUTIONAL SHARES

                                              CONTRACTUAL                       FEE                           FEE
                                                  FEE                          WAIVED                        PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Fund                             $139,443                     $118,445                       $20,998
   Government Cash Fund                         $1,066,916                      $73,895                      $993,021
   Cash Fund                                      $791,359                     $114,258                      $677,101
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Fund                              $99,026                      $50,048                       $48,978
   Government Cash Fund                           $726,580                      $48,347                      $678,233
   Cash Fund                                      $396,602                      $78,293                      $318,309
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Fund                              $17,231                      $22,277                        $5,046
   Government Cash Fund                           $389,295                           $0                      $389,295
   Cash Fund                                       $85,650                      $29,315                       $56,335

INVESTOR SHARES

                                               CONTRACTUAL                       FEE                          FEE
                                                   FEE                         WAIVED                         PAID

YEAR ENDED AUGUST 31, 1999
   Treasury Cash Fund                              $261,452                      $75,916                      $185,536
   Cash Fund                                       $479,276                      $32,940                      $446,336
YEAR ENDED AUGUST 31, 1998
   Treasury Cash Fund                               $83,999                      $26,709                       $57,290
   Cash Fund                                       $256,286                      $43,447                      $212,839
YEAR ENDED AUGUST 31, 1997
   Treasury Cash Fund                               $55,668                       $2,875                       $52,793
   Cash Fund                                       $175,845                      $10,704                      $165,141

MONARCH FUNDS
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TABLE  7  -  PORTFOLIO HOLDINGS IN BROKER/DEALERS

CASH PORTFOLIO                                                  VALUE
Goldman Sachs                                                 $39,984,000

TABLE 8 - 5% SHAREHOLDERS


As of December 28, 1999, the shareholders listed below owned of record 5% or more of the outstanding shares of each Class of Shares of the Trust. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

As of the same date, no shareholder beneficially owned more than 25% of the outstanding shares of the Trust as a whole.

                                 NAME AND ADDRESS                                   SHARES       % OF CLASS       % OF FUND
TREASURY CASH FUND


Institutional Shares             Union Bank of California (recordholder)        27,590,679            79.51            9.44
                                 P.O. Box 85602

                                 San Diego, CA 92186-5602
                                 Cruttenden Roth, Inc.                           2,094,904             6.04            0.72
                                 18301 Von Karman Avenue
                                 Irvine, CA 92612
                                 Sullivan Kelly & Associates, Inc.               1,914,000             5.52            0.65
                                 301 North Lake Avenue
                                 Pasadena, CA 91101
Investor Shares                  Imperial Bank (recordholder)                  243,682,296            94.55           14.94
                                 9920 S. La Cienega Blvd.
                                 Inglewood, CA 90301
GOVERNMENT CASH FUND

Universal Shares                 Imperial Bancorp (recordholder)                24,332,000            13.14            4.65
                                 9920 S. La Cienega Blvd.
                                 Inglewood, CA 90301
                                 Hill Physicians Medical Group, Inc.            19,138,421            10.34            3.66
                                 P.O. Box 5080
                                 San Ramon, CA 94583-0980
                                 IMPAC Mortgage Holdings                        15,996,904             8.64            3.06
                                 1401 Dove Street
                                 Newport Beach, CA 92660
                                 IMPAC Commercial Holdings, Inc.                15,133,565             8.17            2.89
                                 1401 Dove Street
                                 Newport Beach, CA 92660
                                 First Federal Savings and Loan                 14,000,000             7.56            2.68
                                 San Gabriel Valley
                                 225 North Barranca Avenue
                                 West Covina, CA 91791
                                 Los Angeles Lakers                             12,708,801             6.86            2.43
                                 P.O. Box 10
                                 Inglewood, CA 90306
                                 Imperial Trust Company (recordholder)          10,278,457             5.55            1.97
                                 201 N Figueroa Street
                                 Los Angeles, CA 90012
                                 Superior Bank                                  10,000,000             5.40            1.91
                                 One Lincoln Centre
                                 Oakbrook Terrace, IL 60181
                                 Allied Grape Growers                            9,360,199             5.06            1.79
                                 3475 West Shaw
                                 Fresno, CA 93711
                                 Name and Address                                   Shares       % Of Class       % of Fund


C-4

                                                                   MONARCH FUNDS
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GOVERNMENT CASH FUND

Institutional Shares             Legato Systems, Inc.                           76,391,016            22.59           14.60
                                 3145 Porter Drive
                                 Palo Alto, CA 94304

                                 Union Bank of California (recordholder)        55,677,169            16.47           10.64
                                 P.O. Box 85602

                                 San Diego, CA 92186-5602
                                 Pointone Telecommunications, Inc.              41,917,976            12.40            8.01
                                 701 S. Capital of Texas Hwy.
                                 Austin, TX 78746
                                 Saban Entertainment, Inc.                      28,043,371             8.29            5.36
                                 10960 Wilshire Blvd.
                                 Los Angeles, CA 90024
CASH FUND

Universal Shares                 Coastcast Corporation                          42,351,954            86.52            2.90
                                 3025 East Victoria Street
                                 Rancho Dominguez, CA 90221
                                 Imperial Securities Corp.                       6,143,705            12.55            0.42
                                 9920 S La Cienega Blvd
                                 Inglewood, CA 90301
Institutional Shares             Cobalt Microserver, Inc.                      139,154,641            16.38            9.54
                                 555 Ellis Street
                                 Mountain View, CA 94043
                                 E-Stamp Corporation                           125,695,707            14.79            8.62
                                 2855 Campus Drive
                                 San Mateo, CA 94403-2510
                                 Telocity Inc                                   65,048,859             7.65            4.46
                                 992 S. De Anza Blvd.
                                 San Jose, CA 95129

                                 Union Bank of California (recordholder)        51,528,121             6.06            3.53
                                 P.O. Box 58602

                                 San Diego, CA 92186-5602
                                 Mother Nature.com, Inc.                        45,500,000             5.35            3.12
                                 One Concord Farms
                                 490 Virginia Road
                                 Concord, MA 01742
                                 Egroups Inc.                                   42,522,376             5.00            2.92
                                 350 Brannan Street
                                 San Francisco, CA 94107
Investor Shares                  Imperial Bank (recordholder)                  557,656,898            99.72           38.25
                                 9920 S. La Cienega Blvd.
                                 Inglewood, CA 90301